SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


               Date  of  Report  (Date  of  earliest event reported):
                                 August 19, 1999


                      KANSAS CITY SOUTHERN INDUSTRIES, INC.
               (Exact name of company as specified in its charter)


            DELAWARE                       1-4717             44-0663509
  (State or other jurisdiction      (Commission file         (IRS Employer
        of incorporation)                  number)      Identification Number)


                114 West 11th Street, Kansas City, Missouri 64105
               (Address of principal executive offices) (Zip Code)


                Company's telephone number, including area code:
                                (816) 983 - 1303


                                 Not Applicable
          (Former name or former address if changed since last report)

Item 5.          Other Events

On August 19, 1999, Kansas City Southern Industries, Inc. ("KCSI" or "Company") reported that its newly formed financial services holding company, Stilwell Financial, Inc., filed a Registration Statement on Form 10 with the Securities and Exchange Commission in connection with KCSI's proposed spin-off of its financial services business. The filing includes an Information Statement which will be provided to KCSI shareholders after the Registration Statement becomes effective.


Item 7.          Financial Statements and Exhibits

(c)   Exhibits

      Exhibit No.  Document
      (99)         Additional Exhibits

      99.1         Press Release issued by Kansas City Southern Industries, Inc.
                   dated August 19, 1999 entitled, "KCSI Announces Filing Of Stilwell Financial, Inc. Form 10 Registration Statement", is attached hereto as Exhibit 99.1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Kansas City Southern Industries, Inc.


Date: August 31, 1999            By:          /s/ Joseph D. Monello
                                    -------------------------------------------
                                                Joseph D. Monello
                                   Vice President and Chief Financial Officer
                                          (Principal Financial Officer)

EXHIBIT 99.1

Contact:                                                    KCSI
  Landon H. Rowland (816-983-1393)         Kansas City Southern Industries, Inc.
  Chairman, President and                                   114 West 11th Street
    Chief Executive Officer                          Kansas City, Missouri 64105

  Joseph D. Monello (816-983-1213)
  Vice President & Chief Financial Officer                      NYSE Symbol: KSU

                                    Release No.: 1999-09:  Date: August 19, 1999



                                  NEWS RELEASE
                            KCSI ANNOUNCES FILING OF
             STILWELL FINANCIAL, INC. FORM 10 REGISTRATION STATEMENT

Kansas City, Missouri

    Kansas City Southern Industries, Inc. (NYSE: KSU) today reported that its newly formed financial services holding company, Stilwell Financial, Inc. filed a Registration Statement on Form 10 with the Securities and Exchange Commission in connection with KCSI's proposed spin-off of its financial services business. The filing includes an Information Statement which will be provided to KCSI shareholders after the Registration Statement becomes effective.

    KCSI also stated, as it previously reported, that its Board of Directors has determined to proceed promptly with the spin-off as already favorably ruled on by the Internal Revenue Service in July, 1999. The Internal Revenue Service issued a ruling that the distribution of the stock of Stilwell Financial to effect the separation of KCSI's transportation and financial services businesses will be tax-free to KCSI and its shareholders. The transaction contemplates that KCSI common stockholders will receive two shares of Stilwell Financial for each share of KCSI stock they own on the record date to be set by KCSI's Board of Directors. The transaction is expected to be completed during the fourth quarter of 1999.

    Stilwell Financial holds KCSI's interests in Janus Capital Corporation, Berger Associates, Inc., Nelson Money Managers PLC and DST Systems, Inc. It is contemplated that Stilwell Financial will be listed on the NYSE and, at about the time of the separation, will begin trading under the symbol "SV".
                  ********************************

    This news release includes statements concerning potential future events involving the Company, which could materially differ from the events that actually occur. The differences could be caused by a number of factors including those factors identified in KCSI's December 31, 1998 Form 10-K and the current report on Form 8-K/A dated June 3, 1997, each filed by the Company with the Securities and Exchange Commission (Commission file no. 1-4717). The Company will not update any forward-looking statements in this news release to reflect future events or developments.